Commitments, Contingencies And Guarantees	12 Months Ended
Mar. 31, 2012
Commitments, Contingencies And Guarantees [Abstract]
Commitments, Contingencies And Guarantees

22. Commitments, contingencies and guarantees:

Commitments—

Credit and investment commitments

In connection with its banking and financing activities, Nomura provides commitments to extend credit which generally have fixed expiration dates. In connection with its investment banking activities, Nomura enters into agreements with clients under which Nomura commits to underwrite notes that may be issued by the clients. The outstanding commitments under these agreements are included below in commitments to extend credit.

Nomura has commitments to invest in various partnerships and other entities, primarily in connection with its merchant banking activities, and also has commitments to provide financing for investments related to these partnerships. The outstanding commitments under these agreements are included in commitments to invest in partnerships.

Certain consolidated VIEs which are engaged in the aircraft leasing business have commitments to purchase aircraft. The outstanding commitments under these agreements are included in commitments to purchase aircraft.

These commitments outstanding were as follows:

	Millions of yen
	March 31
	2011	2012
Commitments to extend credit	¥264,736	¥332,009
Commitments to invest in partnerships	38,008	28,825
Commitments to purchase aircraft	77,928	52,411

As of March 31, 2012, these commitments had the following maturities:

	Millions of yen
	Total contractual amount	Years to Maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥332,009	¥81,515	¥48,052	¥147,354	¥55,088
Commitments to invest in partnerships	28,825	15,155	7,961	971	4,738
Commitments to purchase aircraft	52,411	25,727	26,684	—	—

The contractual amounts of these commitments to extend credit represent the amounts at risk should the contracts be fully drawn upon, should the counterparties default, and assuming the value of any existing collateral becomes worthless. The total contractual amount of these commitments may not represent future cash requirements since the commitments may expire without being drawn upon. The credit risk associated with these commitments varies depending on the clients’ creditworthiness and the value of collateral held. Nomura evaluates each client’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by Nomura upon extension of credit, is based on credit evaluation of the counterparty.

Other commitments

The amounts of commitments to purchase real estate for sale and rental were ¥nil as of March 31, 2011 and ¥234,400 million as of March 31, 2012. These included ¥139,376 million with maturities of less than 1 year and ¥95,024 million with maturities of 1 to 5 years. Purchase obligations for goods or services that include payments for construction-related, advertising, and computer and telecommunications maintenance agreements amounted to ¥39,543 million as of March 31, 2011 and ¥37,237 million as of March 31, 2012.

Nomura has commitments under resale and repurchase agreements including amounts in connection with collateralized agreements, collateralized financing and Gensaki transactions. These commitments amounted to ¥1,337 billion for resale agreements and ¥1,605 billion for repurchase agreements as of March 31, 2011 and ¥2,519 billion for resale agreements and ¥1,711 billion for repurchase agreements as of March 31, 2012. These amounts include certain types of repurchase transactions and securities transactions which Nomura accounts for as sales rather than collateralized financings in accordance with ASC 860.

In Japan, there is a market in which participants lend and borrow debt and equity securities without collateral to and from financial institutions. Under these arrangements, Nomura had obligations to return debt and equity securities borrowed without collateral of ¥300 billion and ¥269 billion as of March 31, 2011 and 2012, respectively.

As a member of securities clearing houses and exchanges, Nomura may be required to pay a certain share of the financial obligations of another member who may default on its obligations to the clearing house or the exchange. These guarantees are generally required under the membership agreements. To mitigate these risks, exchanges and clearing houses often require members to post collateral. The potential for Nomura to make payments under such guarantees is deemed remote.

Contingencies—

Investigations, lawsuits and other legal proceedings

In the normal course of business as a global financial services entity, Nomura is involved in investigations, lawsuits and other legal proceedings and, as a result, may suffer loss from any fine, penalties or damages awarded against Nomura, any settlements Nomura chooses to make to resolve a matter, and legal and other advisory costs incurred to support and formulate a defense.

The ability to predict the outcome of these actions and proceedings is inherently difficult, particularly where claimants are seeking substantial or indeterminate damages, where investigations and legal proceedings are at an early stage, where the matters present novel legal theories or involve a large number of parties, or which take place in foreign jurisdictions with complex or unclear laws.

The Company regularly evaluates each legal proceeding and claim on a case-by-case basis in consultation with external legal counsel to assess whether an estimate of possible loss or range of loss can be made, if accruals are not appropriate. In accordance with ASC 450 “Contingencies” (“ASC 450”), the Company recognizes a liability for this risk of loss arising on each individual matter when a loss is probable and the amount of such loss or range of loss can be reasonably estimated. The amount recognized as a liability is reviewed at least quarterly and is revised when further information becomes available. If these criteria are not met for an individual matter, such as if an estimated loss is only reasonably possible rather than probable, no liability is recognized. However, where a material loss is reasonably possible, the Company discloses details of the legal proceeding or claim below. Under ASC 450 an event is defined as reasonably possible if the chance of the loss to the Company is more than remote but less than probable.

The most significant actions and proceedings against Nomura are summarized below. The Company believes that, based on current information available as of the date of these consolidated financial statements, the ultimate resolution of these actions and proceedings will not be material to the Company’s financial condition. However, an adverse outcome in certain of these matters could have a material adverse effect on the consolidated results of operations or cash flows in a particular quarter or annual period.

For those significant actions and proceedings described below where the counterparty has alleged a specific amount of damages, the Company currently estimates that the reasonably possible for the matter would not exceed the amount specified in each case. For each of these matters, the specific amount alleged (which is the Company’s current estimate of the maximum reasonably possible loss) is indicated in the description of the matter below.

For certain other significant actions and proceedings described below, management is unable to provide an estimate of the reasonably possible loss or range of reasonably possible losses because, among other reasons, (i) the proceedings are at such an early stage there is not enough information available to assess whether the stated grounds for the claim are viable; (ii) damages have not been identified by the claimant; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant legal issues to be resolved that may be dispositive, such as the applicability of statutes of limitations; and/or (vi) there are novel or unsettled legal theories underlying the claims.

In January 2008, Nomura International plc (“NIP”) was served with a tax notice issued by the tax authorities in Pescara, Italy alleging breaches by NIP of the U.K.-Italy Double Taxation Treaty of 1998 (the “Tax Notice”). The alleged breaches relate to payments to NIP of tax credits on dividends on Italian shares. The Tax Notice not only denies certain payments to which NIP claims to be entitled but is also seeking reimbursement of approximately EUR 36.3 million, including interest, already refunded. NIP will vigorously challenge the Pescara Tax Court’s decision in favor of the local tax authorities. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

In April 2010, Lehman Brothers Holdings Inc. and Lehman Brothers Special Financing Inc. (collectively, “Lehman Inc.”) commenced proceedings in the U.S. Bankruptcy Court in New York objecting to the proofs of claims filed by the Company’s subsidiaries, Nomura Securities Co., Ltd. (“NSC”), NIP and Nomura Global Financial Products Inc. (“NGFP”) in respect of swaps and other derivative transactions in the total amount of approximately $1 billion; and in the case of NSC and NIP, Lehman Inc. sought to recover damages. On January 5, 2012, the parties filed a stipulation dismissing with prejudice the proceedings commenced against NIP and resolving the claims of NIP and NGFP against Lehman.

Fairfield Sentry Ltd. and Fairfield Sigma Ltd. (collectively, the “Fairfield Funds”), which are now in liquidation and were feeder funds to Bernard L. Madoff Investment Securities LLC (under the liquidation with its trustee’s on-going recovery procedure pursuant to the Securities Investor Protection Act in the U.S. since December 2008), have filed lawsuits in the Supreme Court of the State of New York and U.S. Bankruptcy Court against a number of investors, including NIP, seeking to recover redemption payments that the Fairfield Funds allege, inter alia, were mistakenly made. In a complaint dated October 5, 2010, the amount currently claimed against NIP was approximately $34 million plus interest. The claim against NIP is currently in the U.S. Bankruptcy Court. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

In November 2010, the High Court in London ruled in favor of NIP and Nomura Bank International plc (“NBI”) dismissing claims made by WestLB AG (“WestLB”) against them. WestLB first served the proceedings on NIP and NBI in April 2009, claiming that under the terms of a note issued by NBI and which matured in October 2008, WestLB was entitled to receive approximately $22 million, which it claimed to be the value of a fund of shares referable to the NBI note. WestLB sought permission to appeal and on April 24, 2012 the Court of Appeal dismissed WestLB’s appeal finally concluding the litigation.

In March 2011, PT Bank Mutiara Tbk. (“Bank Mutiara”) commenced proceedings in the Commercial Court of the Canton of Zurich against a special purpose company (“SPC”) established at the request of NIP. These are proceedings to challenge the SPC’s rights over approximately $156 million in an account held in Switzerland. The SPC has a security interest over the money pursuant to a loan facility with a third party. The SPC does not believe that Bank Mutiara has any enforceable security interest over the funds and is seeking release of the monies.

In April 2011, the Federal Home Loan Bank of Boston (“FHLB-Boston”) commenced proceedings in the Superior Court of Massachusetts against numerous sponsors, issuers and underwriters of residential mortgage-backed securities (“MBS”), and their controlling persons, including certain of the Company’s U.S. subsidiaries. The action alleges that FHLB-Boston purchased residential MBS issued by a U.S. subsidiary of the Company for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders and the characteristics of the loans underlying the securities. FHLB-Boston seeks rescission of its purchases or compensatory damages pursuant to state law. FHLB-Boston alleges that it purchased certificates in four offerings issued by a U.S. subsidiary of the Company but does not specify the amount of its purchases or the amount of any alleged losses. Due to the lack of information at this early stage of the litigation and the uncertainties involved, including lack of information concerning the alleged purchases by the plaintiff, and uncertainties concerning significant legal issues that may be dispositive, the Company cannot provide an estimate of exposure to loss related to this matter at this time.

In July 2011, the National Credit Union Administration Board (“NCUA”) commenced proceedings in the United States District Court for the Central District of California as liquidating agent of Western Corporate Federal Credit Union (“Wescorp”) against various sponsors, issuers and underwriters of residential MBS purchased by Wescorp. The complaint alleges that Wescorp purchased residential MBS issued by certain of the Company’s U.S. subsidiaries, among others, for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders. The complaint alleges that Wescorp purchased certificates in two offerings in which a U.S. subsidiary of the Company was the issuer in the original principal amount of approximately $83 million and seeks rescission of its purchases or compensatory damages. Due to the lack of information at this early stage of the litigation and the uncertainties involved, the Company cannot provide an estimate of exposure to loss related to this matter at this time.

In September 2011, the Federal Housing Finance Agency (“FHFA”), as conservator for the government sponsored enterprises, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (the “GSEs”), commenced proceedings in the United States District Court for the Southern District of New York against numerous sponsors, issuers and underwriters of residential MBS, and their controlling persons, including certain of the Company’s U.S. subsidiaries. The action alleges that the GSEs purchased residential MBS issued by certain Company subsidiaries in the U.S. for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders and the characteristics of the loans underlying the securities. FHFA alleges that the GSEs purchased certificates in seven offerings in which a U.S. subsidiary of the Company was the issuer in the original principal amount of approximately $2,046 million and seeks rescission of its purchases or compensatory damages. Due to the lack of information at this early stage of the litigation and the uncertainties involved, the Company cannot provide an estimate of exposure to loss related to this matter at this time.

In October 2011, the NCUA commenced proceedings in the United States District Court for the District of Kansas as liquidating agent of U.S. Central Federal Credit Union (“U.S. Central”) against various sponsors, issuers and underwriters of residential MBS purchased by U.S. Central, including a U.S. subsidiary of the Company. The complaint alleges that U.S. Central purchased residential MBS issued by the Company subsidiary, among others, for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders. The complaint against the U.S. subsidiary alleges that U.S. Central purchased certificates in one offering in which the subsidiary was the issuer in the original principal amount of approximately $50 million and seeks rescission of its purchases or compensatory damages. Due to the lack of information at this early stage of the litigation and the uncertainties involved, the Company cannot provide an estimate of exposure to loss related to this matter at this time.

In November 2011, NIP was served with a claim filed by the trustee (the “Madoff Trustee”) appointed for the liquidation of Bernard L. Madoff Investment Securities LLC (“BLMIS”) in the United States Bankruptcy Court Southern District of New York. This is a clawback action similar to claims filed by the Madoff Trustee against numerous other institutions. The Madoff Trustee alleges that NIP received redemptions from BLMIS feeder fund, Harley International (Cayman) Limited in the six years prior to December 11, 2008 (the date proceedings were commenced against BLMIS) and that these are avoidable and recoverable under the U.S. Bankruptcy Code and New York law. The amount that the Madoff Trustee is currently seeking to recover from NIP is approximately $21 million. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

Subsequent Events

NSC is the leading securities firm in Japan with approximately five million client accounts. Accordingly, with a significant number of client transactions, NSC is from time to time party to various Japanese civil litigation and other dispute resolution proceedings with clients relating to investment losses. Among these includes an action commenced against NSC in April 2012 by a large account corporate client seeking ¥5,102 million in damages for losses on the pre-maturity cash out of 16 series of currency-linked structured notes purchased from NSC between 2003 and 2008. The plaintiff alleges among other things, insufficient explanation in the sale of the structured notes by NSC. NSC believes these allegations are without merit. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

The Company supports the position of its subsidiaries in each of these claims.

Certain Mortgage-Related Contingencies in the U.S.

Certain of the Company’s subsidiaries in the U.S. securitized mortgage loans in the form of MBS. These subsidiaries did not generally originate mortgage loans, but purchased mortgage loans from third-party loan originators (the “originators”). In connection with such purchases, these subsidiaries received loan level representations from the originators. Certain of the MBS issued by the subsidiaries were structured with credit protection provided to specified classes of certificates by monoline insurers. In connection with the securitizations, the relevant subsidiaries provided loan level representations and warranties of the type generally described below, which mirror the representations the subsidiaries received from the originators.

The loan level representations made in connection with the securitization of mortgage loans were generally detailed representations applicable to each loan and addressed characteristics of the borrowers and properties. The representations included, but were not limited to, information concerning the borrower’s credit status, the loan-to-value ratio, the owner occupancy status of the property, the lien position, the fact that the loan was originated in accordance with the originator’s guidelines, and the fact that the loan was originated in compliance with applicable laws.

The relevant subsidiaries have received claims demanding the repurchase of certain loans from trustees of various securitization trusts, which the subsidiaries believe were made at the instance of one or more investors, and from certificate insurers. It is our policy to review each claim that has been received, and the subsidiaries have contested those claims believed to be without merit or have agreed to repurchase certain loans (or to otherwise compensate the issuing trust) for those claims that the subsidiaries have determined to have merit.

The Company cannot provide an estimate of reasonably possible loss relating to the existing unresolved demands or the likelihood of additional breach of representation claims at this time due to the uncertainties involved. Specifically, macroeconomic conditions, including the unemployment rate, affect the rate of defaults in residential mortgages. Further, the Company’s exposure with respect to such claims is influenced by the particular originators which underwrote the loans at issue, the particular representations made (which were not uniform across all securitizations), and fluctuations in values in the residential real estate markets which affect the loss severity for defaulting loans. As at June 15, 2012, the subsidiaries have received loan repurchase claims of $2,924 million that are unresolved.

Guarantees—

ASC 460 “Guarantees” specifies the disclosures to be made in regards to obligations under certain issued guarantees and requires a liability to be recognized for the fair value of a guarantee obligation at inception.

In the normal course of business, Nomura enters into various guarantee arrangements with counterparties in the form of standby letters of credit and other guarantees, which generally have a fixed expiration date.

In addition, Nomura enters into certain derivative contracts that meet the accounting definition of a guarantee, namely derivative contracts that contingently require a guarantor to make payment to a guaranteed party based on changes in an underlying that relate to an asset, liability or equity security held by a guaranteed party. Since Nomura does not track whether its clients enter into these derivative contracts for speculative or hedging purposes, Nomura has disclosed below information about derivative contracts that could meet the accounting definition of guarantees.

For information about the maximum potential amount of future payments that Nomura could be required to make under certain derivatives, the notional amount of contracts has been disclosed. However, the maximum potential payout for certain derivative contracts, such as written interest rate caps and written currency options, cannot be estimated, as increases in interest or foreign exchange rates in the future could be theoretically unlimited.

Nomura records all derivative contracts at fair value on its consolidated balance sheets. Nomura believes the notional amounts generally overstate its risk exposure. Since the derivative contracts are accounted for at fair value, carrying value is considered the best indication of payment and performance risk for individual contracts.

The following table presents information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees:

	Millions of yen
	March 31
	2011		2012
	Carrying value	Maximum potential payout / Notional Total	Carrying value	Maximum potential payout / Notional Total
Derivative contracts(1)(2)	¥3,539,472	¥101,555,634	¥3,997,315	¥107,572,427
Standby letters of credit and other guarantees(3)	267	8,512	264	21,674

(1)	Credit derivatives are disclosed in Note 3 “Derivative instruments and hedging activities” and are excluded from “Derivative Contracts”.

(2)	Derivative contracts primarily consist of equity contracts, interest rate contracts and foreign exchange contracts.

(3)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2011 was ¥6,761 million and as of March 31, 2012 is ¥6,377 million.

The following table presents maturity information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees as of March 31, 2012:

	Millions of yen
		Maximum potential payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥3,997,315	¥107,572,427	¥37,525,420	¥22,496,226	¥12,868,744	¥34,682,037
Standby letters of credit and other guarantees	264	21,674	12,919	138	212	8,405